Exhibit 10

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.”

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code V	Page of Pages 1 6

2. Amendment/Modification No. P00526	3. Effective Date	4. Requisition/Purchase Req. No. 09-CMA-0057	5. Project No. (if applicable) 14631

6. Issued By Code MDA906 DEPARTMENT OF DEFENSE TRICARE MANAGEMENT ACTIVITY/CM 16401 E. CENTRETECH PARKWAY AURORA, CO 80011-9066 CLAYTON SMITH 303 676-3854	7. Administered By (if other than Item 6) Code SEE BLOCK 6

8. Name and Address of Contractor (No., Street, County, and Zip Code)

HUMANA MILITARY HEALTHCARE SERVICES,                Vendor ID: 00000265

500 W. MAIN STREET                                                   DUNS: 805349198

P.O. BOX 740062

LOUISVILLE KY 40202                                                 CAGE: 050S0

		(x)	9A. Amendment of Solicitation No.

9B. Date (See Item 11)
10A. Modification of Contract/Order No. MDA906-03-C-0010
		X	10B. Date (See Item 13) August 27, 2003
Code	Facility Code

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ] is extended [ ] is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (if required) $ US 0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(x)	A. This change order is issued pursuant to: (Specify authority) The changes set forth in item 14 are made in the Contract Order No. in item 10A.
B. The above numbered Contract/Order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc) Set forth item 14, pursuant to the authority of FAR 43.103(b)
X	C. This supplemental agreement is entered into pursuant to authority of: FAR 6.302; J&A signed by USD (AT&L) July 29, 2008
D. Other (Specify type of modification and authority)
E. IMPORTANT: Contractor [ ] is not, [ X ] is required to sign this document and return 1 copies to the issuing office.

14. Description of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of modification no. P00526 is to add three (3) additional Option Periods (Option Period VI for 1 year and Option Periods VII and VIII for 6 months each) to the term of this Contract No. MDA906-03-C-0010 between the Government and Humana Military Healthcare Services, Inc. (HMHS) and to correct pricing error on SLIN 0508AE.

See Following Pages.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name and Title of Signer (Type or Print) DAVID J. BAKER PRESIDENT & CEO, HMHS		16A. Name and title of Contracting Officer (Type or Print) CHARLES R. BROWN 303 676-3652 CONTRACTING OFFICER charles.brown@tma.osd.mil
15B. Contractor/Offeror /s/ David J. Baker	15C. Date Signed 01-16-09	16B. United States of America /s/ Charles R. Brown	16C. Date Signed Jan 16 2009
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

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Includes 66 pages of confidential material omitted

and filed separately with the Commission.